EXHIBIT 24 - CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Energy West Incorporated or our report dated August 25, 1995, included in the 1995 Annual Report to Shareholders of Energy West Incorporated.

We also consent to the addition of the financial statement schedules, listed in the accompanying index to financial statements, to the financial statements covered by our report dated August 25, 1995, incorporated herein by reference.



                                        ERNST & YOUNG LLP

Denver, Colorado
August 25, 1995

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